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                                                                   EXHIBIT 10.22

                         TALK CITY, INC. CONSENT FORM


Media Metrix hereby consents to the use of this statement in Talk City's Registration Statement.

According to Media Metrix, in April 1999, we ranked sixteenth out of the top 500 sites on the Internet based on average minutes spent per usage day for home users.

 /s/ [SIGNATURE ILLEGIBLE]^^
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(Media Metrix) Sr. VP/xxxx

     6/21/99
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(Date)